UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):       December 22, 2006
GenTek Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14789	02-0505547

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

90 East Halsey Road, Parsippany, New Jersey		07054

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	973-515-0900
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.06 Material Impairments
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-10.1: ASSET PURCHASE AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.
On December 22, 2006, GenTek Inc. (the “Company”) and Noma Holding Inc. (“Noma”), a wholly owned subsidiary of the Company, and Electrical Components International, Inc. (“ECI”) entered into an Asset Purchase Agreement (the “Agreement”) pursuant to which the Company will sell to ECI and ECI will purchase from the Company substantially all of the assets of Noma’s Wire and Cable Assembly business (the “Business”). The transaction does not include the Noma CableTech business located in Mineral Wells, Texas.
Item 2.06 Material Impairments.
On December 21, 2006, the Company determined that it will be required to record an impairment charge of approximately $11-14 million in connection with the sale of the Business. The impairment charge relates to property, plant and equipment, goodwill and other intangible assets. The charge does not include any components that will require future cash expenditures.
Item 9.01 Financial Statements and Exhibits.
The Company issued a press release on December 22, 2006 announcing the execution of the Agreement as reported in Item 1.01. A copy of the Agreement is attached to this report as Exhibit 10.1. A copy of the press release is attached to this report as Exhibit 99.1
(c) Exhibits
10.1 Asset Purchase Agreement dated December 22, 2006 by and among GenTek Inc, Noma Holding Inc. and Electrical Components International, Inc.
99.1 Press Release dated December 22, 2006 announcing the execution of the Agreement as reported in Item 1.01.
The information furnished under this Item 9.01 pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GenTek Inc.
December 28, 2006	By:	James Imbriaco
		Name:	James Imbriaco
		Title:	Vice President General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Asset Purchase Agreement dated December 22, 2006 by and among GenTek Inc., Noma Holding Inc. and Electrical Components International, Inc.

99.1	Press Release dated December 22, 2006 announcing Agreement to sell GenTek’s Noma Wire and Cable Assembly Business